UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-05407

Trust for Credit Unions
(Exact name of registrant as specified in charter)

4400 Computer Drive Westborough, MA 01581
(Address of principal executive offices) (Zip code)

Jay Johnson Callahan Financial Services, Inc. 1001 Connecticut Avenue NW, Suite 1001 Washington, DC 20036	Copies to: Mary Jo Reilly, Esq. Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 342-5828

Date of fiscal year end:   August 31

Date of reporting period:   August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Unitholders is attached herewith.

Money Market Portfolio

Ultra-Short Duration Government Portfolio

Short Duration Portfolio

Annual Report

August 31, 2012

The reports concerning the Trust for Credit Unions (“TCU” or the “Trust”) Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling I-800-SEC-0330.

An investment in a TCU Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration, or any other government agency.

An investment in the TCU Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ shares. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.

Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

This report is for the information of the shareholders of the Trust. Its use in connection with any offering of shares of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust’s current Prospectus.

Dear Credit Union Shareholders,

Credit unions are posting strong results in 2012. Membership has increased for six consecutive quarters. Core deposits are rising and now account for two-thirds of total share balances. Lending activity is at a record pace through mid-year. Earnings are the highest in seven years. The performance results are an outcome of credit unions’ ongoing success in building member relationships.

While loan growth is picking up, growth in share balances continues to outpace the increase in loans outstanding. As a result, liquidity remains high with a loan to share ratio of 67% at mid-year 2012. The $392 billion investment portfolio is being re-shaped as it grows. Agency securities have become the primary investment vehicle for credit unions, followed by certificates of deposits at banks and S&Ls. Corporate credit unions now account for less than 10% of the industry’s portfolio.

The shift in the investment portfolio underscores the need for credit union designed and led investment options. Trust for Credit Unions’ (“TCU”) 25-year history is a reflection of the relevance of such an alternative to the industry. With the Federal Reserve now expecting to maintain the historically low interest rate environment into 2015, having the capability to respond to changing credit union investment needs is more important than ever. TCU provides such a platform, supported by the credit unions in the Callahan Credit Union Financial Services LLLP partnership.

The three Portfolios in the TCU family of mutual funds complement each other with different objectives and duration targets. Each Portfolio provides daily pricing and same-day or next-day liquidity. By combining the Portfolios to create a duration profile that meets their balance sheet objectives, investors are able to tailor their usage of the TCU Portfolios to their situation. Investors can see the effect of combining the three Portfolios by using the Yield Optimizer tool, available at www.TrustCU.com.

The TCU Money Market Portfolio’s yield reflects the Federal Reserve’s interest rate policies. The standardized 7-day current and effective yields, with fee waivers, on the Money Market Portfolio as of August 31, 2012 are 0.11%.

The Ultra-Short Duration and Short Duration Portfolios are utilized by credit unions looking to hold longer duration investments. The cumulative total return was 0.58% for the Ultra-Short Duration and 1.02% for the Short Duration for the 12-month period ended August 31, 2012.

Please visit our website, www.TrustCU.com, for the most current information on the portfolios, including performance and portfolio holdings. We appreciate your investment in Trust for Credit Unions. Let us know if there are other ways in which we can help complement your credit union’s investment strategy.

Sincerely,

Charles W. Filson

President

Callahan Financial Services, Inc.

and Trust for Credit Unions

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU MONEY MARKET PORTFOLIO

Investment Objective

The objective of the TCU Money Market Portfolio (“MMP” or the “Portfolio”) is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the 12-month period ended August 31, 2012, MMP had a one-year simple average yield of 0.05%. This compared to the 0.06% simple average yield for the iMoneyNet First Tier -Institutional Only Average for the same period.

As of August 31, 2012, the Portfolio had standardized 7-day current and effective yields, with fee waivers, of 0.11%. As of that date, the Portfolio’s standardized 7-day current and effective yields, without fee waivers, would have been -0.30%. The standardized 7-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized 7-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of all dividends.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above. Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Portfolio. Unless otherwise noted, performance reflects fee waivers in effect. In their absence, performance would be reduced.

Q. How did you manage the Portfolio during the Reporting Period?

Given the extremely flat yield curve and our expectation that yields will remain compressed for the foreseeable future, we favored extending the weighted average maturity (“WAM”) through the period, averaging between 35 days and 45 days. Overall, the Portfolio has been engaged in a barbell strategy by holding high levels of liquidity in overnight repurchase agreements and taking duration through one-year U.S. government agency debentures.

Q. How was the Portfolio invested?

During the Reporting Period, the Portfolio had investments in Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposits. A meaningful portion of the Portfolio was invested in overnight repurchase agreements and bills maturing within one week, giving daily liquidity to the Portfolio.

Q. Did you make any changes to the Portfolio during the Reporting Period?

As mentioned earlier, we made adjustments to the Portfolio’s WAM based on then-current market conditions and our near-term view, as well as our anticipated and actual Federal Reserve Board (the “Fed”) monetary policy statements.

Q. What is the Portfolio’s tactical view and strategy for the months ahead?

In the U.S., volatility has been lower because the Fed has committed to holding rates at low levels for an extended period. In June 2012, the Fed furthered its easing bias by engaging in another round of its Maturity Extension Program (“MEP”), more commonly known as “Operation Twist.” We find it difficult to envisage a point where the policy rate will be raised over the next year or more. Looking out over the longer-term, the timing of any rise in rates is very uncertain, but our view is that it is not a likely scenario at any point in the near to intermediate future.

For money market strategies in particular, the Eurozone crisis has been a significant event. Doubts about the solvency of troubled peripheral countries and the expectation of contagion to larger European bond markets have made some government sectors too risky for investors focused on liquidity and capital preservation. As such, investors have shifted more allocations into the government markets with the strongest credit ratings, driving yields close to or below zero for maturities up to a year. In short, the investable universe has become more limited. Against this backdrop, government funds have struggled to find viable investments with a positive yield, and we do not expect to see that situation change any time soon. In fact, continued aggressive accommodation by global central banks could increase the demand for high quality short-term assets in the coming months. As a result, we will continue to focus on an implementation of the barbell strategy in the Portfolio, as it allows for a solid liquidity position while offering duration protection against additional easing actions.

Our philosophy is to aim to deliver liquidity and stability. Because we see the potential for significant volatility, even if the timing is unclear, we have reduced risk more significantly than we would have otherwise. We expect to remain conservatively positioned in the U.S. and our focus is on managing liquidity. Although money market flows have stabilized after some past volatility, we always need to be able to deliver liquidity to our investors. Being further out the curve or higher in the risk spectrum will put pressure on our ability to deliver liquidity, and we do not think there is value in sacrificing liquidity in exchange for modest risk premiums on credit or duration.

Benchmark Definition

iMoneyNet First Tier Institutional Average

iMoneyNet First Tier Institutional Average (the “Average”) is a widely recognized composite of institutional money market funds that invest in securities rated in the highest category by at least two recognized rating agencies. The number of funds in the Average varies.

PORTFOLIO COMPOSITION

TCU MONEY MARKET PORTFOLIO (Unaudited)

August 31, 2012*

August 31, 2011*

*	These percentages reflect portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

Investment Objective

The TCU Ultra-Short Duration Government Portfolio (“USDGP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the net asset value (“NAV”) of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP’s maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by BofA Merrill Lynch.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the 12-month period ended August 31, 2012, the cumulative total return of USDGP was 0.58% versus a 0.18% cumulative total return of the Portfolio’s blended benchmark, the 9-Month U.S. Treasury Index (weighted average return of the Six-Month U.S. Treasury Bill Index (50%) and the One-Year U.S. Treasury Note Index (50%), as reported by BofA Merrill Lynch). The cumulative total returns for the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index were 0.14% and 0.22%, respectively. The Portfolio’s NAV per share at the end of the Reporting Period was $9.64, versus $9.62 on August 31, 2011.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance was driven primarily by individual security selection strategies, particularly within government/agency bonds. The Portfolio’s cross-sector positioning further added to excess returns, while the Portfolio’s duration and term structure positioning had a minimal impact on performance during the Reporting Period.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

The Portfolio’s sector positioning relative to the benchmark made a positive contribution to performance during the Reporting Period. Our overweight exposure to agency mortgage-backed securities (“MBS”) contributed to returns, as a positive contribution during the last three months of the Reporting Period offset a negative contribution during the first three months of the Reporting Period. Security selection strategies within the MBS space, specifically the selection of adjustable-rate mortgages, also positively contributed to performance. Agency mortgage-backed securities performed well late in 2011 and through the first six months of 2012, as the market priced in soft economic data and comments by Federal Reserve Board (“Fed”) officials have raised expectations for another round of quantitative easing (“QE3”).

Within the agency mortgage-backed space, Ginnie Mae (“GNMA”) mortgages generally underperformed Fannie Mae (“FNMA”) and Freddie Mac (“FHLMC”) MBS due to expensive valuations and increasing prepayment risk. Furthermore, positioning in lower coupon MBS, in order to protect the Portfolio from faster prepayment speeds in higher coupons, has been a key contributor to performance. Lower coupon MBS have significantly outperformed higher coupons throughout 2012. The Portfolio’s overweight to agency debentures added to performance over the Reporting Period, particularly in the first quarter of 2012, as spreads tightened.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Portfolio’s duration and term structure positioning made a minimal positive contribution to performance. Specifically, long positions in the intermediate and long ends of the yield curve added to returns, as rates fell across the curve due to political uncertainty and weak economic data. The US 10-year yield ended the Reporting Period 68 basis points lower at 1.55%, after hitting all-time lows earlier in July. With respect to the portion of the yield curve one year and in, yields were largely range-bound, as the Fed’s policy statement indicated extraordinarily low rates through mid-2015.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

Over the Reporting Period, the largest changes in the Portfolio’s allocation were decreases in its U.S. Treasury and cash positions. Corresponding increases in allocation were concentrated in agency non-government guaranteed securities and agency mortgage-backed securities.

Q. How was the Portfolio positioned at the end of August 2012?

At the end of the Reporting Period, the Portfolio’s largest allocations were in agency non-government guaranteed securities, U.S. Treasuries, agency adjustable-rate mortgage securities and agency collateralized mortgage obligations.

Benchmark Definitions

9-Month U.S. Treasury Index

The 9-Month Treasury Index is an equal weight (50%) blend of the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index and the BofA Merrill Lynch One-Year U.S. Treasury Note Index.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index

The BofA Merrill Lynch Six-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

The BofA Merrill Lynch One-year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2012*

August 31, 2011*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2012*

August 31, 2011*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU SHORT DURATION PORTFOLIO

Investment Objective

The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the BofA Merrill Lynch Two-Year U.S. Treasury Note Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

The Portfolio’s cumulative total return for the 12-month period ended August 31, 2012, was 1.02%, versus a 0.22% cumulative total return for the BofA Merrill Lynch Two-Year U.S. Treasury Note Index. The Portfolio’s net asset value per share closed the Reporting Period at $9.82, versus $9.79 on August 31, 2011.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance was driven primarily by individual security selection strategies, with the majority of outperformance coming from collateralized and government selection strategies. Additionally, the Portfolio’s cross-sector positioning, as well as duration and term structure positioning, further added to excess returns. With respect to security selection strategies, the Portfolio’s adjustable-rate mortgages, mortgage-backed security (“MBS”) pass-through securities, agency debentures and U.S. Treasuries were all positive contributors to performance.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

The Portfolio’s sector positioning relative to the benchmark made a positive contribution to performance. In particular, a positive contribution throughout the second half of the Reporting Period offset a negative contribution during the first three months of the Reporting Period. Our overweight exposure in the agency MBS sector contributed positively to returns, particularly late in the Reporting Period. Agency MBS were well supported, as the Federal Reserve Board (“Fed”) extended “Operation Twist” until year end, along with the current practice of reinvesting paydowns into agency MBS. Additionally, the Portfolio’s exposures to non-agency MBS and agency debentures were beneficial. Security selection strategies, specifically the Portfolio’s agency and non-agency adjustable-rate mortgages and MBS pass-through securities, also significantly added to performance. Agency MBS performed well late in 2011 and through the first six months of 2012, as the market priced in soft economic data and comments by Fed officials have raised expectations for another round of quantitative easing (“QE3”).

Within the agency mortgage-backed space, Ginnie Mae (“GNMA”) mortgages generally underperformed Fannie Mae (“FNMA”) and Freddie Mac (“FHLMC”) MBS due to expensive valuations and increasing prepayment risk. Furthermore, positioning in lower coupon MBS, in order to protect the Portfolio from faster prepayment speeds in higher coupons, has been a key contributor to performance. Lower coupon MBS have significantly outperformed higher coupons throughout 2012. Elsewhere, the Portfolio’s selection of government/agency securities added to performance, specifically in Treasuries. Additionally, selection of agency debentures added to performance, as our focus on short maturities had a positive impact.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Portfolio’s duration and term structure positioning positively contributed to performance over the Reporting Period. Specifically, our overweight positioning in the short/intermediate portion of the curve (particularly the 1-, 3-, 5- and 7-year segments) added to performance as yields fell over the Reporting Period, with the 10-year U.S. Treasury yield falling by 68 basis points. Rates fell across the curve, supported by concerns over global economic slowdown and fears of European contagion. This offset a negative contribution from an underweight position in the two-year portion of the curve, as front-end rates fell. Late in the Reporting Period, the Fed announced the extension of its program “Operation Twist” and left the door open to additional quantitative easing, likely focusing on agency MBS purchases. Furthermore, at their August meeting, the Federal Open Market Committee (“FOMC)” stated they “will provide accommodation as needed to promote a stronger economic recovery and sustained improvement in labor market conditions in the context of price stability.” The meeting minutes and Chairman Bernanke’s Jackson Hole speech reinforced the accommodative posture of FOMC, strengthening our view that it will take action in September.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

Modest decreases in domestic sovereign securities were offset by increased allocations to agency collateralized mortgage obligations and agency non-government guaranteed securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU SHORT DURATION PORTFOLIO

Q. How was the Portfolio positioned relative to its benchmark index at the end of August 2012?

At the end of the Reporting Period, the Portfolio’s largest allocations were in domestic sovereign securities, agency non-government guaranteed securities, agency adjustable-rate mortgage securities and agency collateralized mortgage obligations.

Benchmark Definition

Two-Year U.S. Treasury Note Index

The BofA Merrill Lynch Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month.

PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2012*

August 31, 2011*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2012*

August 31, 2011*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

PERFORMANCE COMPARISON

TCU MONEY MARKET PORTFOLIO (Unaudited)

The following data for the Money Market Portfolio is supplied for the period ended August 31, 2012. The Portfolio is compared to its benchmark assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Money Market (“MMP”)	$10,000	iMoney Net First Tier Institutional Only (“iMoney Net”)

Money Market Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
0.05%	0.83%	1.86%	3.98%

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2002.

(b)	The Money Market Portfolio commenced operations on May 17, 1988.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. Investments in the TCU Money Market Portfolio are not insured or guaranteed by the National Credit Union Administration, the Federal Deposit Insurance Corporation, or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2012. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Ultra-Short Duration Government (“USDGP”)	$10,000	Barclays Capital Mutual Fund Short (1-2 year) Government Index (“Barclays 1-2 Gov’t Index”); BofA Merrill Lynch One-Year U.S. Treasury Note Index (“1-year T-Note”); BofA Merrill Lynch 6-Month U.S. Treasury Bill Index (“6-month T-Bill”).

Ultra-Short Duration Government Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
0.58%	2.06%	2.61%	3.37%

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2002.

(b)	The Ultra-Short Duration Government Portfolio commenced operations on July 10, 1991.

The BofA Merrill Lynch Six-Month U.S. Treasury Bill Index and the BofA Merrill Lynch One-Year U.S. Treasury Note Index do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON

TCU SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2012. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Short Duration (“SDP”)	$10,000	Barclays Capital Mutual Fund Short (1-3 year) Government Index (“Barclays 1-3 Gov’t Index”); BofA Merrill Lynch 2-Year U.S. Treasury Note Index (“2-year T-Note”).

Short Duration Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
1.02%	2.95%	3.11%	4.14%

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2002.

(b)	The Short Duration Portfolio commenced operations on October 9, 1992.

The BofA Merrill Lynch Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS

Money Market Portfolio

Portfolio of Investments – August 31, 2012

Par Value		Value

U.S. GOVERNMENT AGENCY SECURITIES - 24.22%
	Federal Farm Credit Bank - 0.29%
$500,000	0.612%, 12/14/12 (a)	$500,000

	Federal Home Loan Bank - 12.03%
1,000,000	0.220%, 10/24/12	999,951
6,000,000	0.190%, 10/26/12	5,999,878
2,000,000	0.230%, 10/26/12	1,999,928
4,890,000	4.500%, 11/15/12	4,932,994
800,000	0.210%, 12/10/12	799,904
2,000,000	0.200%, 04/30/13	1,999,362
300,000	0.210%, 05/17/13	299,909
350,000	0.200%, 05/22/13	349,867
200,000	0.230%, 05/23/13	199,966
15,000	0.230%, 05/24/13	14,997
700,000	0.230%, 05/29/13	699,880
100,000	0.230%, 06/07/13	99,982
50,000	0.280%, 06/10/13	50,000
200,000	0.350%, 06/10/13	200,148
300,000	0.230%, 06/12/13	299,946
300,000	0.230%, 06/18/13	299,944
500,000	0.420%, 06/21/13	500,665
100,000	1.875%, 06/21/13	101,297
300,000	0.125%, 06/28/13	299,659
500,000	0.240%, 06/28/13	499,930
300,000	0.290%, 07/01/13	300,000

		20,948,207

	Federal Home Loan Mortgage Corporation - 2.87%
5,000,000	0.197%, 03/21/13 (a)	4,999,169

	Federal National Mortgage Association - 9.03%
3,545,000	6.260%, 11/26/12	3,595,327
6,000,000	0.428%, 12/20/12 (a)	6,000,038
1,500,000	0.345%, 05/17/13 (a)	1,499,673
3,000,000	1.500%, 06/26/13	3,030,241
1,600,000	0.500%, 08/09/13	1,603,526

		15,728,805

	Total U.S. Government Agency Securities	42,176,181

	(Cost $42,176,181)

U.S. TREASURY OBLIGATION - 0.94%
	United States Treasury Notes & Bonds - 0.94%
1,600,000	3.375%, 06/30/13	1,641,374

	Total U.S. Treasury Obligations	1,641,374

	(Cost $1,641,374)

U.S. GOVERNMENT-BACKED OBLIGATIONS - 8.05%
	Citigroup Funding
4,000,000	1.875%, 10/22/12 (b)	4,009,285
	General Electric Capital Corp
5,000,000	0.468%, 09/21/12 (a) (b)	5,000,893
	JPMorgan Chase Bank N.A. (a)
5,000,000	0.357%, 11/21/12	5,000,000

	Total U.S. Government-Backed Obligations	14,010,178

	(Cost $14,010,178)

Par Value		Value

REPURCHASE AGREEMENTS - 67.08%
$40,000,000	BNP Paribas, 0.200%, Dated 08/31/12, matures 09/04/12, repurchase price $40,000,889 (collateralized by U.S. Government Obligations with an interest rate of 4.500% due 04/01/31 to 09/15/39, total market value $40,800,001)	$40,000,000
36,800,000	Deutsche Bank, 0.210%, Dated 08/31/12, matures 09/04/12, repurchase price $36,800,859 (collateralized by a U.S. Government Obligation with an interest rate of 3.500% due 05/15/42, total market value $37,536,001)	36,800,000
40,000,000	UBS, 0.200%, Dated 08/31/12, matures 09/04/12, repurchase price $40,000,889 (collateralized by U.S. Government Obligations with an interest rate of 4.500%, due 09/01/40 to 02/01/41, total market value $40,800,000)	40,000,000

	Total Repurchase Agreements	116,800,000

	(Cost $116,800,000)
	Total Investments - 100.29%	174,627,733

	(Cost $174,627,733 ) (c)
	Net Other Assets and Liabilities - (0.29)%	(505,535)

	Net Assets - 100.00%	$174,122,198

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2012. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	Guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and backed by the full faith and credit of the United States government. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or December 31, 2012. Total market value of these securities amounts to $9,010,178, which represents approximately 5.17% of net assets as of August 31, 2012.

(c)	At August 31, 2012, cost is identical for book and federal income tax purposes.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments – August 31, 2012

Par Value		Value

ASSET-BACKED SECURITIES - 0.23%
	Federal National Mortgage Association - 0.23%
$162,278	Series 2001-W4, Class AV1 0.516%, 02/25/32 (a)	$151,904
275,055	Series 2002-W2, Class AV1 0.496%, 06/25/32 (a)	274,378
1,133,791	Series 2002-T7, Class A1 0.456%, 07/25/32 (a)	1,027,583

	Total Asset-Backed Securities	1,453,865

	(Cost $1,571,276)

COLLATERALIZED MORTGAGE OBLIGATIONS - 20.19%
	Federal Home Loan Mortgage Corporation REMIC - 5.41%
21,808	Series 1009, Class D 0.850%, 10/15/20 (a)	21,997
64,043	Series 1066, Class P 1.150%, 04/15/21 (a)	64,821
93,444	Series 1222, Class P 1.140%, 03/15/22 (a) (b)	95,050
219,719	Series 1250, Class J 7.000%, 05/15/22 (b)	245,533
100,626	Series 1448, Class F 1.650%, 12/15/22 (a) (d)	103,065
1,831,287	Series 3084, Class FN 0.740%, 12/15/34 (a) (d)	1,838,258
7,921,030	Series 3033, Class CI 5.500%, 01/15/35 (b)	8,475,787
9,624,131	Series 3208, Class FH 0.640%, 08/15/36 (a)	9,641,211
856,275	Series 3231, Class FB 0.590%, 10/15/36 (a)	857,702
813,567	Series 3314, Class FC 0.640%, 12/15/36 (a)	815,543
1,774,420	Series 3545, Class FA 1.090%, 06/15/39 (a)	1,790,705
1,468,863	Series 3830, Class FD 0.600%, 03/15/41 (a)	1,474,549
1,476,986	Series 3827, Class KF 0.610%, 03/15/41 (a)	1,482,682
767,908	Series 3868, Class FA 0.640%, 05/15/41 (a)	769,656
6,379,290	Series 4039, Class FA 0.740%, 05/15/42 (a)	6,401,429

		34,077,988

	Federal National Mortgage Association REMIC - 13.01%
285,549	Series 1993-225, Class WC 6.500%, 12/25/13 (b)	293,310
2,500,000	Series 2009-M2, Class A2 3.334%, 01/25/19 (d)	2,679,408
413,076	Series 1990-145, Class A 1.091%, 12/25/20 (a)	416,824
576,534	Series 1991-67, Class J 7.500%, 08/25/21 (b)	657,638
476,451	Series 1992-137, Class F 1.250%, 08/25/22 (a)	483,896
511,850	Series 1993-27, Class F 1.400%, 02/25/23 (a) (c)	521,126
260,035	Series 1998-21, Class F 0.540%, 03/25/28 (a)	259,770

Par Value		Value

	Federal National Mortgage Association REMIC - (continued)
$5,864,993	Series 2011-137, Class A 4.000%, 06/25/29 (d)	$6,131,903
447,703	Series 2000-16, Class ZG 8.500%, 06/25/30 (d)	517,624
542,707	Series 2000-32, Class Z 7.500%, 10/18/30	645,291
2,630,172	Series 2005-102, Class DF 0.536%, 11/25/35 (a)	2,631,685
1,142,165	Series 2006-45, Class TF 0.636%, 06/25/36 (a)	1,145,687
1,149,334	Series 2006-76, Class QF 0.636%, 08/25/36 (a) (b)	1,154,851
1,490,160	Series 2006-79, Class PF 0.636%, 08/25/36 (a) (b)	1,497,791
2,397,039	Series 2006-111, Class FA 0.616%, 11/25/36 (a)	2,403,507
1,028,878	Series 2007-75, Class VF 0.686%, 08/25/37 (a)	1,033,133
2,310,898	Series 2007-85, Class FC 0.776%, 09/25/37 (a)	2,324,363
1,748,719	Series 2007-86, Class FC 0.806%, 09/25/37 (a)	1,759,012
1,698,052	Series 2007-92, Class OF 0.806%, 09/25/37 (a)	1,707,346
1,968,158	Series 2007-99, Class FD 0.836%, 10/25/37 (a)	1,979,747
3,286,793	Series 2010-89, Class CF 0.686%, 02/25/38 (a)	3,300,204
3,762,202	Series 2012-63, Class FE 0.636%, 06/25/38 (a) (d)	3,768,229
6,202,381	Series 2012-56, Class FG 0.736%, 03/25/39 (a) (d)	6,214,737
1,425,000	Series 2012-93, Class KF 0.650%, 05/25/39 (a) (d)	1,425,361
667,160	Series 2009-84, Class WF 1.336%, 10/25/39 (a)	676,414
3,700,000	Series 2012-103, Class GF 0.647%, 02/25/40 (a)	3,700,941
3,703,162	Series 2010-123, Class FL 0.666%, 11/25/40 (a)	3,705,523
6,009,624	Series 2011-110, Class FE 0.636%, 04/25/41 (a) (b)	6,042,102
1,875,955	Series 2011-59, Class FW 0.596%, 07/25/41 (a)	1,880,312
2,469,898	Series 2011-63, Class FG 0.686%, 07/25/41 (a)	2,481,890
800,459	Series 2011-86, Class DF 0.736%, 09/25/41 (a)	804,781
3,910,757	Series 2012-65, Class FB 0.756%, 06/25/42 (a)	3,920,022
5,133,873	Series 2012-71, Class FL 0.736%, 07/25/42 (a)	5,146,148
8,697,550	Series 2012-82, Class FA 0.666%, 08/25/42 (a)	8,711,414

		82,021,990

	National Credit Union Administration - 1.77%
1,143,963	Series 2010-R2, Class 1A 0.614%, 11/06/17 (a)	1,146,287
822,145	Series 2011-R1, Class 1A 0.694%, 01/08/20 (a)	823,719

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2012

Par Value		Value

	National Credit Union Administration - (continued)
$2,700,650	Series 2011-R2, Class 1A 0.644%, 02/06/20 (a)	$2,704,131
1,316,865	Series 2011-R4, Class 1A 0.624%, 03/06/20 (a)	1,317,277
1,316,348	Series 2011-R3, Class 1A 0.649%, 03/11/20 (a)	1,317,890
1,252,609	Series 2011-R5, Class 1A 0.624%, 04/06/20 (a)	1,254,175
1,168,150	Series 2011-R6, Class 1A 0.624%, 05/07/20 (a)	1,169,565
628,165	Series 2010-R1, Class 1A 0.694%, 10/07/20 (a)	629,269
192,195	Series 2010-R1, Class 2A 1.840%, 10/07/20 (d)	195,198
575,823	Series 2010-A1, Class A 0.591%, 12/07/20 (a) (c)	576,129

		11,133,640

	Total Collateralized Mortgage Obligations	127,233,618

	(Cost $126,979,139)

MORTGAGE-BACKED OBLIGATIONS - 19.21%
	Federal Home Loan Mortgage Corporation - 3.96%
130,947	1.422%, 02/01/18 (a)	131,951
247,095	2.917%, 11/01/18 (a)	255,838
1,190,829	6.876%, 11/01/19 (a)	1,279,824
71,366	1.910%, 11/01/22 (a)	73,230
169,142	2.140%, 11/01/22 (a)	174,408
109,664	2.652%, 10/01/24 (a)	115,174
169,963	3.376%, 10/01/25 (a)	176,952
597,784	3.802%, 08/01/28 (a)	639,789
77,321	1.798%, 07/01/29 (a)	79,828
378,965	2.692%, 05/01/31 (a)	404,160
11,029,977	2.375%, 03/01/35 (a)	11,778,378
3,846,413	2.370%, 04/01/35 (a)	4,115,566
5,338,014	2.733%, 06/01/37 (a)	5,715,116

		24,940,214

	Federal Home Loan Mortgage Corporation Gold - 0.24%
30,791	6.500%, 09/01/13	31,144
43,555	6.500%, 10/01/13	44,440
16,053	6.500%, 05/01/14	16,377
33,110	6.500%, 06/01/14	34,520
106,120	6.000%, 12/01/14	108,638
129,958	8.000%, 12/01/15	139,020
134,941	6.000%, 03/01/16	143,653
24,289	6.500%, 07/01/16	24,779
306,697	5.000%, 10/01/17	331,346
364,567	5.000%, 11/01/17	392,274
233,000	5.500%, 01/01/20	255,377
7,841	4.500%, 07/01/23	8,433

		1,530,001

	Federal National Mortgage Association - 14.33%
4,858	5.066%, 10/01/13 (a)	4,914
110,792	8.500%, 04/01/16	119,598
80,522	4.004%, 07/01/17 (a)	85,931
46,768	1.640%, 11/01/17 (a)	47,168
117,224	2.147%, 11/01/17 (a)	119,050
58,945	2.397%, 11/01/17 (a)	60,138
167,600	2.130%, 03/01/18 (a)	170,220
2,140,352	2.800%, 03/01/18	2,298,414

Par Value		Value

	Federal National Mortgage Association - (continued)
$4,513,193	3.620%, 03/01/18	$5,038,652
29,698	1.880%, 05/01/18 (a)	30,222
950,000	3.840%, 05/01/18	1,076,409
64,280	2.068%, 06/01/18 (a)	65,801
910,431	2.744%, 10/01/18 (a)	935,510
38,173	2.650%, 02/01/19 (a)	39,230
48,191	1.875%, 05/01/19 (a)	49,099
122,699	6.864%, 12/01/19 (a)	132,455
133,107	1.837%, 01/01/20 (a)	134,672
16,239	5.000%, 01/01/20	17,692
82,345	1.960%, 05/01/20 (a)	83,327
262,472	5.786%, 05/01/20 (a)	282,006
1,076,161	3.416%, 10/01/20	1,191,094
881,095	3.632%, 12/01/20	985,994
1,800,000	4.375%, 06/01/21	2,087,974
438,892	6.592%, 02/01/22 (a)	471,692
55,382	3.020%, 01/01/23 (a)	57,496
150,949	3.040%, 03/01/24 (a)	154,392
32,615	2.860%, 04/01/25 (a)	34,935
142,021	5.887%, 10/01/25 (a)	152,590
425,651	3.164%, 02/01/27 (a)	440,538
149,249	2.028%, 07/01/27 (a)	153,080
219,464	2.477%, 07/01/27 (a)	226,028
259,073	4.658%, 01/01/29 (a)	282,105
63,429	4.650%, 02/01/29 (a)	69,068
3,962,973	2.873%, 08/01/29 (a)	4,068,980
94,948	2.263%, 07/01/31 (a)	100,832
94,398	2.380%, 07/01/32 (a)	100,577
65,078	2.880%, 07/01/32 (a)	69,800
290,218	2.751%, 09/01/32 (a)	311,907
523,190	2.348%, 01/01/33 (a)	555,903
117,723	2.333%, 06/01/33 (a)	125,310
1,634,701	4.611%, 08/01/33 (a)	1,780,028
924,082	2.198%, 04/01/34 (a)	978,841
546,766	2.368%, 07/01/34 (a)	573,165
553,932	2.368%, 08/01/34 (a)	580,746
5,878,156	2.331%, 10/01/34 (a)	6,252,728
6,145,877	2.381%, 11/01/34 (a)	6,539,805
2,348,026	2.320%, 06/01/35 (a)	2,500,471
2,629,478	2.650%, 12/01/36 (a)	2,803,479
1,480,262	2.863%, 07/01/37 (a)	1,586,003
6,181,287	2.778%, 09/01/37 (a)	6,591,483
549,194	6.500%, 11/01/37	618,398
3,507,966	2.596%, 01/01/38 (a)	3,751,436
3,685,583	2.315%, 05/01/39 (a)	3,937,298
398,715	4.500%, 02/01/40	431,462
393,030	4.500%, 05/01/40	426,538
1,783,596	4.500%, 08/01/40	1,929,791
6,464,910	4.500%, 07/01/41	7,028,211
17,000,000	5.000%, 09/01/42 TBA (g)	18,564,530
933,664	2.368%, 08/01/44 (a)	979,256

		90,284,472

	Government National Mortgage Association - 0.68%
68,328	7.000%, 04/15/26	81,466
457,069	2.250%, 04/20/34 (a)	486,165
1,953,149	1.750%, 06/20/34 (a)	2,030,723
1,616,688	1.625%, 08/20/34 (a)	1,680,225

		4,278,579

	Total Mortgage-Backed Obligations	121,033,266

	(Cost $118,271,681)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2012

Par Value		Value

AGENCY DEBENTURES - 43.69%
	Federal Farm Credit Bank
$45,000,000	0.206%, 10/28/13 (a)	$44,995,455
	Federal Farm Credit Bank
25,000,000	0.216%, 10/28/13 (a)	25,000,375
	Federal Home Loan Bank
9,000,000	0.240%, 09/28/12	9,000,603
	Federal Home Loan Bank
3,700,000	0.210%, 01/04/13	3,700,862
	Federal Home Loan Bank
8,300,000	0.500%, 02/13/15	8,300,448
	Federal Home Loan Mortgage Corp
26,000,000	0.195%, 06/03/13 (a)	25,998,960
	Federal Home Loan Mortgage Corp
16,500,000	0.188%, 06/17/13 (a)	16,511,715
	Federal Home Loan Mortgage Corp
18,200,000	0.500%, 10/18/13	18,205,205
	Federal Home Loan Mortgage Corp
1,700,000	0.375%, 11/27/13	1,703,043
	Federal Home Loan Mortgage Corp
9,000,000	0.500%, 01/24/14	9,010,062
	Federal Home Loan Mortgage Corp
30,400,000	3.000%, 07/31/19	31,122,122
	Federal National Mortgage Association
33,900,000	0.345%, 05/17/13 (a)	33,918,713
	Federal National Mortgage Association
5,400,000	0.600%, 10/25/13	5,401,939
	Federal National Mortgage Association
35,000,000	0.600%, 11/14/13	35,019,005
	Federal National Mortgage Association
1,200,000	0.375%, 03/16/15	1,200,686
	Small Business Administration
71,512	1.075%, 03/25/14 (a)	71,466
	Sri Lanka Government Aid Bond
6,250,000	0.723%, 11/01/24 (a) (e)	6,218,750

	Total Agency Debentures	275,379,409

	(Cost $275,289,381)

U.S. TREASURY OBLIGATIONS - 10.92%
	United States Treasury Notes & Bonds - 10.92%
7,100,000	0.125%, 09/30/13	7,094,732
6,000,000	0.500%, 10/15/13	6,019,686
11,400,000	2.750%, 10/31/13	11,733,986
6,200,000	0.500%, 11/15/13	6,222,283
3,000,000	0.750%, 12/15/13	3,020,742
3,000,000	0.125%, 12/31/13	2,996,718
12,200,000	1.500%, 12/31/13	12,407,778
19,300,000	0.250%, 01/31/14	19,311,310
		68,807,235

	Total U.S. Treasury Obligations	68,807,235

	(Cost $68,773,149)

U.S. GOVERNMENT-BACKED OBLIGATIONS - 2.92%
	FDIC Structured Sale Guaranteed Notes
2,240,222	Series 2010-S1, Class 1A 0.796%, 02/25/48 (a)	2,242,089
	Federal Home Loan Mortgage Corp,
	Multifamily Structured Pass Through Certificates
1,866,487	Series K501, Class A1 1.337%, 06/25/16 (d)	1,900,308

Par Value		Value

	Federal Home Loan Mortgage Corp,
	Multifamily Structured Pass Through Certificates
$5,300,000	Series K501, Class A2 1.655%, 11/25/16 (d)	$5,447,617
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
1,700,000	Series K703, Class A2 2.699%, 05/25/18 (d)	1,820,908
	National Credit Union Administration
	Guaranteed Notes
7,000,000	Series 2011-A1 0.259%, 06/12/13 (a)	7,000,000

	Total U.S. Government-Backed Obligations	18,410,922

	(Cost $18,155,396)

REPURCHASE AGREEMENT - 5.55%
35,000,000	Merrill Lynch, 0.180%, Dated 08/31/12, matures 09/04/12, repurchase price $35,000,700 (collateralized by a U.S. Treasury Note with an interest rate of 0.750% due 06/30/17, total market value $35,700,050)	35,000,000

	Total Repurchase Agreement	35,000,000

	(Cost $35,000,000)
	Total Investments - 102.71%	647,318,315

	(Cost $644,040,022) (f)

TBA SALE COMMITMENTS - (2.60)%
(15,000,000)	Federal National Mortgage Association 5.000%, 10/01/42 (g)	(16,368,164)

	Total TBA Sale Commitments - (2.60)%	(16,368,164)

	(Proceeds $16,323,125)
	Net Other Assets and Liabilities - (0.11)%	(703,773)

	Net Assets - 100.00%	$630,246,378

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2012. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	The security has PAC (Planned Amortization Class) collateral.

(c)	The security has Support collateral.

(d)	This security has Sequential collateral.

(e)	Security has been valued at fair market value as determined in good faith by or under the direction of the Board of Trustees of the Trust. As of August 31, 2012, this security amounted to $6,218,750 or 1.0% of net assets.

(f)	Cost for U.S. federal income tax purposes is $644,164,633. As of August 31, 2012, the aggregate gross unrealized appreciation for all securites in which there was an excess of value over tax cost was $4,111,316 and the aggregate gross unrealized depreciation for all securities in which was an excess of tax cost over value was $957,634. Net unrealized appreciation was $3,153,682.

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC	$2,196,366	$10,429

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments – August 31, 2012

Par Value		Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.33%
	Federal Home Loan Mortgage Corporation REMIC - 7.11%
$234,793	Series 1448, Class F 1.650%, 12/15/22 (a) (c)	$240,486
485,548	Series 1980, Class Z 7.000%, 07/15/27 (c)	555,802
2,935,453	Series 2236, Class Z 8.500%, 06/15/30 (c)	3,599,302
14,494,173	Series 3208, Class FA 0.640%, 08/15/36	14,529,277
3,722,339	Series 3367, Class YF 0.790%, 09/15/37	3,743,607
6,362,627	Series 3371 class FA 0.840%, 09/15/37 (a)	6,400,222
3,672,162	Series 4097, Class AF 0.650%, 07/15/39	3,672,162
1,205,221	Series 3830, Class FD 0.600%, 03/15/41 (a)	1,209,886
1,211,886	Series 3827, Class KF 0.610%, 03/15/41 (a)	1,216,559
3,597,344	Series 4039, Class FA 0.740%, 05/15/42	3,609,828

		38,777,131

	Federal National Mortgage Association REMIC - 5.41%
126,909	Series 2001-42, Class HG 10.000%, 09/25/16	138,730
88,562	Series 1988-12, Class A 3.750%, 02/25/18 (a)	93,585
487,784	Series G92-44, Class Z 8.000%, 07/25/22	538,484
1,051,994	Series 2006-45, Class TF 0.636%, 06/25/36 (a)	1,055,238
1,060,923	Series 2006-76, Class QF 0.636%, 08/25/36 (a) (b)	1,066,016
841,809	Series 2007-75, Class VF 0.686%, 08/25/37 (a)	845,291
6,546,983	Series 2007-91, Class FB 0.836%, 10/25/37 (a)	6,617,267
2,128,615	Series 2012-63, Class FE 0.636%, 06/25/38 (a) (c)	2,132,024
1,225,000	Series 2012-93, Class KF 0.650%, 05/25/39	1,225,310
3,175,000	Series 2012-103, Class GF 0.647%, 02/25/40	3,175,808
2,097,850	Series 2010-123, Class FL 0.666%, 11/25/40	2,099,188
3,397,749	Series 2011-110, Class FE 0.636%, 04/25/41	3,416,111
1,730,250	Series 2011-59, Class FW 0.596%, 07/25/41 (a)	1,734,268
731,848	Series 2011-86, Class DF 0.736%, 09/25/41 (a)	735,800
2,204,245	Series 2012-65, Class FB 0.756%, 06/25/42	2,209,467
2,421,638	Series 2012-71, Class FL 0.736%, 07/25/42	2,427,428

		29,510,015

	National Credit Union Administration - 1.20%
1,309,406	Series 2011-R2, Class 1A 0.644%, 02/06/20 (a)	1,311,094

Par Value		Value

	National Credit Union Administration - (continued)
$1,316,865	Series 2011-R4, Class 1A 0.624%, 03/06/20 (a)	$1,317,277
1,471,212	Series 2011-R3, Class 1A 0.649%, 03/11/20 (a)	1,472,936
1,252,609	Series 2011-R5, Class 1A 0.624%, 04/06/20 (a)	1,254,175
1,168,151	Series 2011-R6, Class 1A 0.624%, 05/07/20 (a)	1,169,565

		6,525,047

	Private - 1.61%
	Adjustable Rate Mortgage Trust
728,530	Series 2004-4, Class 1A1 2.725%, 03/25/35 (a)	670,653
	Banc of America Mortgage Securities
61,694	Series 2004-D, Class 1A1 2.998%, 05/25/34 (a)	56,268
	Countrywide Home Loans
27,877	Series 2003-37, Class 1A1 3.253%, 08/25/33 (a)	23,644
	Indymac Index Mortgage Loan Trust
510,048	Series 2004-AR4, Class 1A 2.656%, 08/25/34 (a)	368,827
	Merrill Lynch Mortgage Investors, Inc.
62,882	Series 2003-A4, Class 1A 2.730%, 07/25/33 (a)	60,343
	Salomon Brothers Mortgage Securities VII, Inc.
58,676	Series 1994-20, Class A 2.982%, 12/25/24 (a)	56,983
	Structured Adjustable Rate Mortgage Loan
122,476	Series 2004-2, Class 2A 2.919%, 03/25/34 (a)	106,470
266,398	Series 2004-5, Class 1A 2.925%, 05/25/34 (a) (c)	229,560
	Structured Asset Securities Corp.
944,733	Series 2003-34A, Class 3A3 2.804%, 11/25/33 (a)	916,077
	Washington Mutual Mortgage Pass-Through Certificates
431,713	Series 2003-AR6, Class A1 2.444%, 06/25/33 (a)	423,801
3,005,827	Series 2005-AR12, Class 1A8 2.466%, 10/25/35 (a)	2,652,112
	Wells Fargo Mortgage Backed Securities Trust
3,405,909	Series 2005-AR4, Class 2A2 2.686%, 04/25/35 (a)	3,197,323

		8,762,061

	Total Collateralized Mortgage Obligations	83,574,254

	(Cost $83,960,138)

MORTGAGE-BACKED OBLIGATIONS - 15.02%
	Federal Home Loan Mortgage Corporation - 1.73%
709,406	2.645%, 01/01/34 (a)	749,927
183,851	2.724%, 11/01/34 (a)	195,019
4,771,500	2.370%, 04/01/35 (a)	5,105,386
1,780,328	2.375%, 08/01/35 (a)	1,900,314
1,362,603	2.877%, 05/01/36 (a)	1,464,009

		9,414,655

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2012

Par Value		Value

	Federal Home Loan Mortgage Corporation Gold - 2.43%
$1,349	7.000%, 12/01/12	$1,350
4,482	8.000%, 07/01/14	4,496
2,045	7.000%, 03/01/15	2,141
596	8.000%, 09/01/17	596
323,736	5.000%, 10/01/17	349,755
384,820	5.000%, 11/01/17	414,067
315,861	8.000%, 11/01/17	349,841
298,030	5.500%, 03/01/18	321,615
160,980	5.500%, 04/01/18	173,632
163,987	6.500%, 05/01/18	183,682
20,139	6.000%, 10/01/18	22,110
6,747	6.000%, 11/01/18	7,407
1,345,815	5.500%, 02/01/19	1,460,597
246,706	5.500%, 01/01/20	270,399
4,179,138	5.000%, 04/01/20	4,534,068
4,874,348	3.500%, 08/01/20	5,170,316

		13,266,072

	Federal National Mortgage Association - 10.70%
76,232	5.500%, 01/01/13	76,872
224	8.000%, 01/01/13	225
3,461	6.000%, 02/01/18	3,814
1,264,754	2.800%, 03/01/18	1,358,154
950,000	3.840%, 05/01/18	1,076,409
1,122,478	5.500%, 05/01/18	1,218,283
54,633	6.000%, 05/01/18	60,198
355,417	5.500%, 06/01/18	385,753
2,972	6.000%, 08/01/18	3,275
3,551	6.000%, 09/01/18	3,913
328,147	5.500%, 10/01/18	356,210
389,354	5.500%, 11/01/18	422,586
325,174	6.000%, 11/01/18	358,296
28,997	5.500%, 12/01/18	31,510
554,536	6.000%, 12/01/18	611,019
468,707	6.000%, 01/01/19	516,449
3,250,000	3.334%, 01/25/19 (c)	3,483,231
7,374	6.000%, 02/01/19	8,125
155,936	6.000%, 04/01/19	171,819
38,332	6.000%, 05/01/19	42,237
782,662	3.416%, 10/01/20	866,250
587,397	3.632%, 12/01/20	657,329
1,571,189	4.301%, 01/01/21	1,823,180
1,500,000	4.375%, 06/01/21	1,739,978
99,475	6.000%, 10/01/23	110,800
317,778	7.000%, 08/01/28	371,924
700,033	7.000%, 11/01/28	834,109
52,738	7.000%, 02/01/32	60,026
53,233	4.185%, 05/01/32 (a)	56,554
178,868	7.000%, 05/01/32	213,932
298,036	2.751%, 09/01/32 (a)	320,310
152,231	7.000%, 09/01/32	171,426
1,256,607	2.340%, 07/01/33 (a)	1,338,055
582,110	2.349%, 11/01/33 (a)	612,917
1,838,145	2.340%, 12/01/33 (a)	1,965,029
471,641	2.623%, 03/01/34 (a)	498,552
812,090	2.617%, 04/01/34 (a)	865,148
270,083	2.310%, 08/01/34 (a)	285,138
1,621,446	2.337%, 10/01/34 (a)	1,730,086
536,944	2.462%, 10/01/34 (a)	576,904
4,901,732	2.291%, 01/01/35 (a)	5,224,831

Par Value		Value

	Federal National Mortgage Association - (continued)
$459,684	2.763%, 03/01/35 (a)	$492,078
1,827,432	2.845%, 04/01/35 (a)	1,961,991
1,202,619	2.437%, 05/01/35 (a)	1,287,830
1,168,429	2.525%, 05/01/35 (a)	1,239,711
736,754	2.569%, 05/01/35 (a)	784,139
749,996	2.164%, 06/01/35 (a)	787,851
2,582,829	2.320%, 06/01/35 (a)	2,750,518
1,175,004	2.264%, 08/01/35 (a)	1,236,766
1,943,529	2.820%, 08/01/35 (a)	2,088,168
2,694,147	2.586%, 09/01/35 (a)	2,899,190
1,281,549	3.369%, 09/01/35 (a)	1,376,923
552,891	2.210%, 10/01/35 (a)	591,405
1,690,359	2.862%, 03/01/36 (a)	1,816,157
1,099,091	2.621%, 04/01/36 (a)	1,151,682
2,740,542	2.596%, 01/01/38 (a)	2,930,749
3,135,635	2.315%, 05/01/39 (a)	3,349,790
1,008,642	4.000%, 09/01/41	1,082,964

		58,338,768

	Government National Mortgage Association - 0.16%
823,390	1.625%, 12/20/34 (a)	855,685

	Total Mortgage-Backed Obligations	81,875,180

	(Cost $78,158,025)

AGENCY DEBENTURES - 16.29%
	Federal Home Loan Bank - 1.45%
7,900,000	0.500%, 02/13/15	7,900,427

	Federal Home Loan Mortgage Corporation - 8.98%
5,000,000	4.580%, 11/19/13	5,268,705
4,500,000	0.500%, 01/24/14	4,505,031
9,700,000	1.000%, 07/30/14	9,829,039
2,200,000	1.000%, 08/20/14	2,228,087
26,500,000	3.000%, 07/31/19	27,129,481

		48,960,343

	Federal National Mortgage Association - 5.86%
17,000,000	0.600%, 11/14/13	17,009,231
4,800,000	0.625%, 10/30/14	4,832,165
1,100,000	0.750%, 12/19/14	1,110,489
9,000,000	0.375%, 03/16/15	9,005,148

		31,957,033

	Total Agency Debentures	88,817,803

	(Cost $88,553,558)

U.S. TREASURY OBLIGATIONS - 48.37%
	United States Treasury Notes & Bonds - 48.37%
13,000,000	0.125%, 12/31/13	12,985,778
12,600,000	0.250%, 01/31/14	12,607,384
68,100,000	0.250%, 02/28/14	68,137,251
7,100,000	1.875%, 02/28/14	7,274,724
95,500,000	0.250%, 05/31/14	95,541,065
44,800,000	0.125%, 07/31/14	44,712,506
2,900,000	0.500%, 10/15/14	2,915,860
10,200,000	4.000%, 02/15/15	11,128,363
8,200,000	1.250%, 09/30/15	8,435,110

	Total U.S. Treasury Obligations	263,738,041

	(Cost $263,339,313)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2012

Par Value		Value

U.S. GOVERNMENT-BACKED OBLIGATIONS - 2.65%
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Thru Certificates
$1,866,487	Series K501, Class A1 1.337%, 06/25/16 (c)	$1,900,308
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Thru Certificates
5,200,000	Series K501, Class A2 1.655%, 11/25/16 (c)	5,344,832
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Thru Certificates
1,500,000	Series K703, Class A2 2.699%, 05/25/18 (c)	1,606,683
	National Credit Union Administration
3,100,000	0.259%, 06/12/13 (a)	3,100,000
	National Credit Union Administration
2,300,000	3.000%, 06/12/19	2,491,866

	Total U.S. Government-Backed Obligations	14,443,689

	(Cost $14,005,261)

REPURCHASE AGREEMENT - 2.00%
10,900,000	UBS, 0.190%, Dated 08/31/12, matures 09/04/12, repurchase price $10,900,230 (collateralized by a U.S. Treasury Note with an interest rate of 1.875% due 07/15/19, total market value $11,118,028)	10,900,000

	Total Repurchase Agreement	10,900,000

	(Cost $10,900,000)
	Total Investments - 99.66%	543,348,967

	(Cost $538,916,295) (d)
	Net Other Assets and Liabilities - 0.34%	1,827,473

	Net Assets - 100.00%	$545,176,440

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2012. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	The security has PAC (Planned Amortization Class) collateral.

(c)	This security has Sequential collateral.

(d)	Cost for U.S. federal income tax purposes is $539,103,450. As of August 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,208,854 and the aggregate gross unrealized depreciation for all securities in which was an excess of tax cost over value was $963,337. Net unrealized appreciation was $4,245,517.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Assets and Liabilities

August 31, 2012

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

ASSETS:

INVESTMENTS:
Investments and repurchase agreements at cost	$174,627,733	$644,040,022	$538,916,295

Investments at value	$57,827,733	$612,318,315	$532,448,967
Repurchase agreements at value	116,800,000	35,000,000	10,900,000

Total investments and repurchase agreements at value	174,627,733	647,318,315	543,348,967

Cash	30,772	810,869	505,238

RECEIVABLES:
TBA sale commitments	—	16,323,125	—
Interest	192,400	806,364	666,729
Investment securities sold	—	4,460,551	211,740
Portfolio units sold	419	500	700,507
Other assets	18,501	32,212	29,693

Total Assets	174,869,825	669,751,936	545,462,874

LIABILITIES:

PAYABLES:
TBA sale commitments at value	—	16,368,164	—
Portfolio units purchased	701,000	—	—
Dividends	4,348	125,541	103,054
Investment securities purchased	—	22,811,250	—
Advisory fees	7,380	80,166	69,798
Administration fees	—	26,205	22,816
Accrued expenses	34,899	94,232	90,766

Total Liabilities	747,627	39,505,558	286,434

NET ASSETS	$174,122,198	$630,246,378	$545,176,440

NET ASSETS CONSIST OF:
Paid-in capital	$174,115,959	$651,305,668	$554,684,913
Accumulated undistributed (distributions in excess of) net investment income	6,239	615,275	(269,097)
Accumulated net realized gain (loss) on investment transactions and TBA sale commitments	—	(24,907,819)	(13,672,048)
Net unrealized appreciation on investments and TBA sale commitments	—	3,233,254	4,432,672

TOTAL NET ASSETS	$174,122,198	$630,246,378	$545,176,440

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	174,163,910	65,349,538	55,494,055

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$1.00	$9.64	$9.82

Proceeds from TBA sale commitments	$—	$16,323,125	$—

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Operations

For the Year Ended August 31, 2012

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

INVESTMENT INCOME:
Interest	$265,697	$4,060,259	$4,732,034

EXPENSES:
Advisory fees	288,675	859,465	772,295
Administration fees	144,338	278,719	250,481
Legal fees	53,323	170,720	154,611
Audit and tax fees	21,483	35,506	35,364
Custody fees	20,267	50,794	45,351
Accounting fees	39,380	163,609	152,194
Compliance fees	15,326	59,129	53,290
Trustees’ fees	30,937	94,381	85,622
Printing fees	11,093	18,290	16,880
Transfer agent fees	45,877	63,693	60,990
Registration fees	3,450	5,977	5,757
Other expenses	18,396	120,053	112,779

Total operating expenses	692,545	1,920,336	1,745,614

Trustees’ fees waived	(30,937)	—	—
Advisory fees waived	(216,506)	—	—
Administration fees waived	(144,338)	—	—
Expenses reimbursed by administrator	(37,859)	—	—
Compliance fees waived	(12,000)	—	—
Legal fees waived	(53,323)	—	—

Total expense reductions	(494,963)	—	—

Net operating expenses	197,582	1,920,336	1,745,614

Net Investment Income	68,115	2,139,923	2,986,420

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND TBA SALE COMMITMENTS:
Net Realized Gain (Loss) on:
Investments Transactions	7,732	1,044,097	2,880,155
TBA Sale Commitments	—	(481,719)	—
Net Change in Unrealized Appreciation (Depreciation) of:
Investments	—	889,606	(226,069)
TBA Sale Commitments	—	(45,039)	—

Net Realized and Unrealized Gain on Investments and TBA Sale Commitments	7,732	1,406,945	2,654,086

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:	$75,847	$3,546,868	$5,640,506

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Changes in Net Assets

	Money Market Portfolio		Ultra-Short Duration Government Portfolio
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Investment Activities:
Operations:
Net investment income	$68,115	$71,768	$2,139,923	$1,922,329
Net realized gain on investment transactions and TBA sale commitments	7,732	8,294	562,378	43,008
Net change in unrealized appreciation (depreciation) of investments and TBA sale commitments	—	—	844,567	1,111,326

Net increase in net assets resulting from operations	75,847	80,062	3,546,868	3,076,663

Distributions to Shareholders:
From net investment income	(68,656)	(76,322)	(2,099,327)	(2,220,392)
From tax return of capital	—	(21,037)	—	—
From Share Transactions:
Proceeds from sale of shares	546,097,016	1,114,564,762	239,100,163	369,522,335
Reinvestment of dividends and distributions	47,482	67,452	739,429	443,126
Cost of shares repurchased	(553,232,954)	(1,173,259,537)	(174,194,138)	(156,478,806)

Net increase (decrease) in net assets resulting from share transactions	(7,088,456)	(58,627,323)	65,645,454	213,486,655

Net change in net assets	(7,081,265)	(58,644,620)	67,092,995	214,342,926
Net Assets:
Beginning of year	181,203,463	239,848,083	563,153,383	348,810,457
End of year	$174,122,198	$181,203,463	$630,246,378	$563,153,383

Accumulated Undistributed (Distributions in excess of) Net Investment Income	$6,239	$(952)	$615,275	$(226,610)

Other Information:
Summary of Share Transactions:
Shares sold	546,097,016	1,114,564,755	24,842,240	38,466,342
Reinvestment of dividends and distribution	47,482	67,452	76,804	46,129
Shares repurchased	(553,232,954)	(1,173,259,541)	(18,104,122)	(16,281,918)

Net increase (decrease) in shares outstanding	(7,088,456)	(58,627,334)	6,814,922	22,230,553

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Changes in Net Assets

	Short Duration Portfolio
	Year Ended August 31, 2012	Year Ended August 31, 2011

Investment Activities:
Operations:
Net investment income	$2,986,420	$4,565,718
Net realized gain on investment transactions	2,880,155	2,099,790
Net change in unrealized appreciation (depreciation) of investments	(226,069)	41,431

Net increase in net assets resulting from operations	5,640,506	6,706,939

Distributions to Shareholders:
From net investment income	(3,479,319)	(5,110,269)
From tax return of capital	—	—
From Share Transactions:
Proceeds from sale of shares	205,242,653	315,320,845
Reinvestment of dividends and distributions	1,620,731	1,129,342
Cost of shares repurchased	(141,156,247)	(179,877,219)

Net increase in net assets resulting from share transactions	65,707,137	136,572,968

Net change in net assets	67,868,324	138,169,638
Net Assets:
Beginning of year	477,308,116	339,138,478
End of year	$545,176,440	$477,308,116

Accumulated Undistributed (Distributions in excess of) Net Investment Income	$(269,097)	$(44,327)

Other Information:
Summary of Share Transactions:
Shares sold	20,968,535	32,349,901
Reinvestment of dividends and distribution	165,563	115,753
Shares repurchased	(14,412,429)	(18,444,161)

Net increase (decrease) in shares outstanding	6,721,669	14,021,493

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Money Market Portfolio

	Years Ended August 31,
	2012	2011	2010	2009		2008
Net Asset Value,
Beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Income from Investment Operations:
Net investment income(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.01		0.03

Total income from investment operations	0.00	0.00	0.00	0.01		0.03

Less Distributions from:
Investment income	0.00 (b)	0.00 (b)	0.00 (b)	(0.01)		(0.03)
Return of capital	—	0.00 (b)	—	—		—

Total Distributions	0.00	0.00	0.00	(0.01)		(0.03)

Net Asset Value,
End of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(c)	0.05%	0.05%	0.11%	0.63%		3.36%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$174,122	$181,203	$239,848	$944,997		$823,406
Ratios to average net assets:
Expenses net of waivers and reimbursements	0.14%	0.18%	0.20%	0.20	%(d)	0.19%
Expenses before waivers and reimbursements	0.48%	0.50%	0.40%	0.36%		0.37%
Net investment income (net of waivers and reimbursements)	0.05%	0.04%	0.11%	0.52%		2.93%
Net investment income (before waivers and reimbursements)	(0.30)%	(0.28)%	(0.08)%	0.36%		2.75%

(a)	Calculated based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	The Money Market Portfolio’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds represented an expense of 0.02% for the year ended August 31, 2009.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Government Portfolio

	Years Ended August 31,
	2012	2011	2010	2009	2008
Net Asset Value,
Beginning of year	$9.62	$9.61	$9.61	$9.45	$9.45

Income from Investment Operations:
Net investment income(a)(b)	0.04	0.04	0.09	0.19	0.34
Net realized and unrealized gain on investment transactions	0.02	0.02	0.02	0.17	0.05

Total income from investment operations	0.06	0.06	0.11	0.36	0.39

Less Distributions from:
Investment income(b)	(0.04)	(0.05)	(0.11)	(0.20)	(0.38)
Return of capital	—	—	—	—	(0.01)

Total Distributions	(0.04)	(0.05)	(0.11)	(0.20)	(0.39)

Net Asset Value,
End of year	$9.64	$9.62	$9.61	$9.61	$9.45

Total Return(d)	0.58%	0.64%	1.11%	3.85%	4.17%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$630,246	$563,153	$348,810	$362,641	$336,303
Ratios to average net assets:
Expenses net of waivers and reimbursements	0.34%	0.36%	0.35%	0.35%	0.38%
Expenses before waivers and reimbursements	0.34%	0.36%	0.35%	0.35%	0.41%
Net investment income (net of waivers and reimbursements)	0.38%	0.44%	0.99%	1.96%	3.54%
Net investment income (before waivers and reimbursements)	0.38%	0.44%	0.99%	1.96%	3.51%
Portfolio Turnover Rate	105%	193%	237%	179%	162%

(a)	Calculated based on average shares outstanding.
(b)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio

	Years Ended August 31,
	2012	2011	2010	2009	2008
Net Asset Value,
Beginning of year	$9.79	$9.76	$9.58	$9.44	$9.50

Income from Investment Operations:
Net investment income(a)(b)	0.06	0.10	0.19	0.27	0.37
Net realized and unrealized gain (loss) on investment transactions	0.04	0.04	0.18	0.16	(0.01)

Total income from investment operations	0.10	0.14	0.37	0.43	0.36

Less Distributions from:
Investment income(b)	(0.07)	(0.11)	(0.19)	(0.29)	(0.42)
Return of capital	—	—	0.00 (c)	—	—

Total Distributions	(0.07)	(0.11)	(0.19)	(0.29)	(0.42)

Net Asset Value,
End of year	$9.82	$9.79	$9.76	$9.58	$9.44

Total Return(d)	1.02%	1.49%	3.86%	4.60%	3.83%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$545,176	$477,308	$339,138	$386,244	$372,293
Ratios to average net assets:
Expenses	0.35%	0.36%	0.35%	0.34%	0.39	%(e)
Net investment income	0.60%	1.03%	1.91%	2.87%	3.88	%(e)
Portfolio Turnover Rate	173%	283%	280%	293%	241%

(a)	Calculated based on average shares outstanding.
(b)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(e)	Custody credits earned in the year ended August 31, 2008 had no effect on ratios.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2012

Note 1. Organization

Trust for Credit Unions (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, “the Portfolios” or individually a “Portfolio”). Shares of the Portfolios are offered for sale solely to state and federally chartered credit unions.

The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Ultra-Short Duration Government and Short Duration Portfolios seek to achieve a high level of current income, consistent with low volatility of principal and relatively low volatility of principal, respectively, by investing in obligations authorized under the Federal Credit Union Act.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation

For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios’ Board of Trustees.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1	–	quoted prices in active markets for identical securities

Level 2	–	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and Level 2 assets and liabilities, if any, on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Transfers in and out of Level 1, Level 2 and Level 3 are based on values at the end of the period. For the year ended August 31, 2012, there were no transfers between Level 1, Level 2 and Level 3 for the Portfolios.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio’s net assets as of August 31, 2012 is as follows:

	Money Market Portfolio
	Total Market Value at 8/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Investments*	$174,627,733	$—	$174,627,733	$—

*	Please refer to Schedule of Investments for security type breakout.

	Ultra-Short Duration Government Portfolio
	Total Market Value at 8/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Asset-Backed Securities	$1,453,865	$—	$1,453,865	$—
Collateralized Mortgage Obligations	127,233,618	—	127,233,618	—
Mortgage-Backed Obligations	121,033,266	—	121,033,266	—
Agency Debentures	275,379,409	—	269,160,659	6,218,750
U.S. Treasury Obligations	68,807,235	—	68,807,235	—
U.S. Government- Backed Obligations	18,410,922	—	18,410,922	—
Repurchase Agreement	35,000,000	—	35,000,000	—

	$647,318,315	$—	$641,099,565	$6,218,750

Liabilities:
TBA Sale Commitments	$16,368,164	$—	$16,368,164	$—

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2012 (continued)

	Short Duration Portfolio
	Total Market Value at 8/31/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Investments*	$543,348,967	$—	$543,348,967	$—

*	Please refer to Schedule of Investments for security type breakout.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of August 31, 2012:

Ultra-Short Duration Government Portfolio

Fair Value, as of August 31, 2011	$6,682,500
Transfers into Level 3	—
Transfers out of Level 3	—
Gross purchases	—
Gross sales	(500,000)
Total net realized gains (losses)	—
Total change in unrealized appreciation (depreciation)	36,250

Fair Value, as of August 31, 2012	$6,218,750

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for Portfolio investments.

B. Security Transactions and Investment Income

Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

C. Federal Taxes

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions to shareholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards may reduce the requirement of future capital gain distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from GAAP. Therefore, the source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to purchase. For the current year, net amortization is reducing ordinary income available for distribution.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D. Expenses

Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period or in such other manner as the Board of Trustees deems fair or equitable depending upon the nature of the expenses.

The Portfolios pay compensation to the independent Trustees of the Trust in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Portfolios do not pay compensation to Trustees or officers of the Trust who are also officers of the Trust’s investment adviser or administrator.

E. Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

F. When-Issued Securities and Forward Commitments

Consistent with National Credit Union Administration (“NCUA”) rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to a Portfolio at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2012 (continued)

security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolios will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities, the Portfolios may dispose of when-issues securities or forward commitments prior to settlement which my result in a realized gain or loss. All settlements in connection with purchases of when-issued securities and purchases and sales of forward commitments must be by regular way (i.e. the normal security settlement time, which may vary according to security type). When purchasing a security on a when-issued basis or entering into a forward commitment, the Portfolios must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

G. Mortgage Dollar Rolls

The Ultra-Short Duration Government and Short Duration Portfolios may enter into mortgage ‘‘dollar rolls’’ in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

H. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS’s. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU No. 2011-11 on the financial statements and disclosures.

Note 3. Agreements

A. Advisory Agreement

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Advisory Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee (“advisory fee”), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Asset Level	Contractual Rate
Money Market	up to $300 million	0.20%
	in excess of $300 million	0.15

Ultra-Short Duration	first $250 million	0.18
Government and	next $250 million	0.16
Short Duration(1)	in excess of $500 million	0.14

(1)	Advisory fee rate is based on the aggregate average net assets of the Ultra-Short Duration Government and Short Duration Portfolios. Fees are charged on a pro rata basis between the Portfolios.

Effective April 6, 2011, GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.05% of average daily net assets through August 31, 2013. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. For the year ended August 31, 2012, GSAM waived advisory fees amounting to $216,506.

B. Administration Agreement

Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. (“CFS”) serves as a general partner to CUFSLP, which includes 36 major credit unions that are limited partners. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides additional administrative services pursuant to an Administration and Accounting Services Agreement. As compensation for services rendered pursuant to their respective Agreements, CUFSLP and BNY Mellon are entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	CUFSLP Fee	BNY Mellon Fee(1)(2)
Money Market	0.10%	0.0206%

Ultra-Short Duration Government	0.05	0.0206

Short Duration	0.05	0.0206

(1)	In addition, there is an annual base fee of $10,300 for the Money Market Portfolio and $51,500 for the Ultra-Short Duration Government and Short Duration Portfolios.
(2)	Prior to April 1, 2012, the BNY Mellon Fee was 0.02%.

Effective April 8, 2011, CUFSLP has voluntarily agreed to waive its entire administration fee with respect to the Money Market Portfolio through August 31, 2013. This voluntary waiver may be modified or eliminated by CUFSLP in the future at its discretion. For the year ended August 31, 2012, CUFSLP waived administration fees amounting to $144,338.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2012 (continued)

C. Other Agreements

Effective May 23, 2012, CUFSLP has agreed voluntarily that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses) of the Money Market Portfolio exceed 0.10% of the average daily net assets, CUFSLP will either reduce the administration fees otherwise payable or pay such expenses of the Money Market Portfolio. This voluntary waiver may be modified or eliminated by CUFSLP in the future at its discretion. In addition, the Money Market Portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense reimbursements, if any. Prior to May 23, 2012, CUFSLP had contractually agreed to reimburse Portfolio expenses that exceeded 0.20% of the average daily net assets. For the year ended August 31, 2012, CUFSLP reimbursed Portfolio expenses amounting to $37,859.

CFS serves as exclusive distributor of shares of the Portfolios. For the year ended August 31, 2012, CFS had not received any compensation for this service.

BNY Mellon serves as transfer agent of the Portfolios and receives a fee (“transfer agent fee”) from each Portfolio. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

Effective April 11, 2011, the Board of Trustees of the Trust voluntarily agreed to waive 15% of its fees. The waived fees are allocated to the Money Market Portfolio through August 31, 2013. For the year ended August 31, 2012, the board waived Trustees’ fees amounting to $30,937.

Effective April 11, 2011, Drinker, Biddle & Reath, LLP (“DBR”), counsel to the Trust, and Nisen & Elliott, LLC, counsel to the independent Trustees of the Trust, voluntarily agreed to waive 15% of their legal fees. The waived fees are allocated to the Money Market Portfolio through August 31, 2013. For the year ended August 31, 2012, DBR and Nisen & Elliott, LLC waived legal fees amounting to $49,640 and $3,683, respectively.

Effective April 11, 2011, Vigilant Compliance Services voluntarily agreed to reduce its fee by 10%. The fee reduction is allocated to the Money Market Portfolio through August 31, 2013. For the year ended August 31, 2012, Vigilant Compliance Services waived compliance fees amounting to $12,000.

Note 4. Investment Transactions

The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government and Short Duration Portfolios including TBA purchase and sale commitments for the year ended August 31, 2012 were as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Purchases of U.S. Government and agency obligations	$668,479,021	$878,666,023
Purchases (excluding U.S. Government and agency obligations)	96,279,976	35,786,149
Sales or maturities of U.S. Government and agency obligations	475,914,054	828,499,314
Sales or maturities (excluding U.S. Government and agency obligations)	26,335,505	29,613,684

Note 5. Other Matters

Exemptive Order – Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Note 6. Tax Information

The tax character of distributions paid for the fiscal year ended August 31, 2012 was as follows:

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:

Ordinary income	$65,260	$2,106,931	$3,644,807
Long Term Capital Gains	—	—	—
Capital	—	—	—

Total taxable distributions	$65,260	$2,106,931	$3,644,807

The tax character of distributions paid for the fiscal year ended August 31, 2011 was as follows:

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:

Ordinary income	$76,322	$2,220,392	$5,110,269
Long Term Capital Gains	—	—	—
Capital	21,037	—	—

Total taxable distributions	$97,359	$2,220,392	$5,110,269

As of August 31, 2012, the components of accumulated earnings (losses) on a tax basis for the Money Market Portfolio, the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were as follows:

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Undistributed ordinary income—net	$10,587	$864,073	$—

Total undistributed earnings	$10,587	$864,073	$—
Capital loss carryforward(1)	—	(24,621,036)	(13,650,936)
Timing differences (dividends payable and late-year losses)	(4,348)	(410,970)	(103,054)
Unrealized gains—net	—	3,108,643	4,245,517

Total accumulated losses—net	$6,239	$(21,059,290)	$(9,508,473)

(1)	The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2012 (continued)

	Money Market Portfolio	Ultra-Short Duration Government Portfolio		Short Duration Portfolio
2013	$—	$(18,747,166)		$—
2014	—	(3,307,602)		(4,572,224)
2015	—	(1,903,494)		(5,253,669)
2016	—	(199,455)		—
2017	—	—		—
2018	—	—		(3,825,043)
2019	—	(163,234)		—
No Expiration	—	(300,085	)(1)	—

(1)	The amount is treated as a long-term capital loss.

During the fiscal year ended August 31, 2012, the Short Duration Portfolio utilized $2,775,293 of capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years following the loss, and such carryforward is treated as a short-term capital loss in each of those years, irrespective of the character of the original loss. Net capital losses (earned in taxable years beginning after December 22, 2010) (“post–2010 losses”) may be carried forward indefinitely and must retain the character of the original loss. Such post–2010 losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts, amortization of market premiums, and wash sale deferrals.

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, market discounts and market premiums and expiration of capital loss carryforwards.

Portfolio	Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss
Money Market	$—	$7,732	$(7,732)
Ultra-Short Duration Government	(17,328,413)	801,289	16,527,124
Short Duration	(142,155)	268,129	(125,974)

Note 7. Credit and Concentration Risk

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in the interest rates.

The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

On August 5, 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government debt obligations from AAA to AA+. Shortly thereafter, S&P also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. These actions initially have had an adverse effect on financial markets. It is possible that the downgrade of the U.S. Government’s credit rating may create broader financial turmoil and uncertainty, which would weigh heavily on the global financial system. The downgrade could, for example, disrupt money markets and long-term or short-term fixed income markets. These consequences could adversely affect returns on the Portfolios’ investments and their ability to continue to acquire targeted assets on attractive terms. It is not possible to precisely predict the longer-term impact of the downgrade on the financial markets and the participants therein.

Note 8. Subsequent Event

On October 1, 2012, the Trust began offering a second class of shares, known as Investor Shares, in each of the Portfolios and the existing shares in each Portfolio were redesignated as TCU Shares. Investor Shares and TCU Shares of each Portfolio should have returns that are substantially the same because they represent interests in the same Portfolio and differ only to the extent that they have different expenses. Effective October 1, 2012, TCU Shares of each Portfolio are only available to those shareholders that have open accounts in the particular Portfolio as of such date.

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued, and has determined that, except as noted above, there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

Trust for Credit Unions:

We have audited the accompanying statements of assets and liabilities of the Trust for Credit Unions (the “Trust”), comprising respectively, the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, including the portfolios of investments as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audit. The financial highlights for each of the years in the three year period ended August 31, 2010 were audited by other auditors whose report dated October 26, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio as of August 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2012

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited)

Tax Information

For the year ended August 31, 2012, the Portfolios had no long-term capital gain distributions.

Expenses – Six Month Period Ended August 31, 2012

As a shareholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 through August 31, 2012.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

	Money Market Portfolio				Ultra-Short Duration Government Portfolio				Short Duration Portfolio

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*
Actual	$1,000.00	$1,000.40		$0.60	$1,000.00	$1,004.00		$1.71	$1,000.00	$1,006.00		$1.71
Hypothetical 5% Return	1,000.00	1,024.53	+	0.61	1,000.00	1,023.43	+	1.73	1,000.00	1,023.43	+	1.73

*	Expenses are calculated using each Portfolio’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.12%, 0.34% and 0.34% for the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Statement Regarding Basis for Approval of Advisory Agreement

The Trustees oversee the management of Trust for Credit Unions (the “Trust”), and review the investment performance and expenses of the investment portfolios covered by this Report (the “Portfolios”) at quarterly meetings held during the Portfolios’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Portfolios.

The Advisory Agreement was most recently approved by the Trustees, all of whom are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on March 23, 2012 (the “Annual Contract Meeting”).

At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios’ investment advisory fee arrangements; (b) the Portfolios’ investment performance; (c) the quality of the Investment Adviser’s services; (d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the Investment Adviser’s financial resources; (f) the terms of the Advisory Agreement; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (h) the Investment Adviser’s credit research process, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios’ expense trends over time.

In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. During the course of their deliberations, the Independent Trustees met in executive session without employees of the Investment Adviser present.

In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge of the Investment Adviser’s services and the Portfolios resulting from their meetings and other interactions throughout the year with the Investment Adviser. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management services under the Advisory Agreement, including: (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.

In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had substantial resources to provide services to the Trust; that the Investment Adviser’s services had been acceptable; and that the Investment

Adviser had been responsive to requests made by the Trustees and to regulatory and industry changes.

Information on the Portfolios’ investment performance was provided for one, three, five and ten year periods. The Trustees considered the Portfolios’ investment performance in light of their performance benchmarks and the performance of other unaffiliated mutual funds, the investment objectives and credit parameters applicable to the Portfolios and the current economic environment. The Trustees concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and such other unaffiliated mutual funds was acceptable.

The Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for other unaffiliated mutual funds. Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by a third-party consultant. The Trustees found the industry and peer group comparisons to be helpful in their deliberations.

The Trustees also reviewed analyses prepared by a third party consultant of the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a five-year history of each Portfolio’s expenses.

In addition, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their unitholders were participating in the benefits of these economies. In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that the current investment advisory fee for the Money Market Portfolio had a breakpoint at the $300 million asset level (from 0.20% to 0.15%), although the Investment Adviser was currently waiving voluntarily its investment advisory fee to a lower level (0.05%). In addition, the Trustees noted that the aggregate investment advisory fee for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio had breakpoints at the $250 million and $500 million asset levels (from 0.18% to 0.16% and from 0.16% to 0.14%). The Trustees further noted that the Portfolios’ investment advisory fee rates and ordinary operating expense ratios were among the lowest in the mutual fund industry, which would appear to indicate that the Ultra Short Duration Government and Short Duration Portfolios were sharing in economies of scale at their current asset levels. The Trustees noted that economies of scale were not relevant to the Money Market Portfolio given its current asset level.

The Trustees also considered the ancillary benefits derived by the Investment Adviser and its affiliates from the Portfolios. In addition, the Trustees reviewed the Investment Adviser’s

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

methodologies used to allocate its costs in determining profitability, a description of revenue and expense components in the Investment Adviser’s profitability analysis, and a schedule showing the Investment Adviser’s revenues, expenses and pre-tax profits in managing the Portfolios.

After reviewing the information regarding the Investment Adviser’s costs, profitability and economies of scale, and after considering the Investment Adviser’s services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Trustees and Officers (unaudited)1

Name, Age and Address[2]	Position(s) Held with Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[4]	Other Directorships Held by Trustee[5]

Independent Trustees:

James C. Barr Age: 76	Chairman and Trustee	Since 1989	Licensed Realtor, Commonwealth of Virginia (2003-Present); Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	3	None

Robert M. Coen Age: 73	Trustee	Since 1989	Professor Emeritus of Economics, Northwestern University (September 2007-Present); Professor of Economics, Northwestern University (September 1975 to August 2007).	3	None

Rudolf J. Hanley Age: 69	Trustee	Since 2003	President and Chief Executive Officer, SchoolsFirst Federal Credit Union (September 1982-Present).	3	None

Stanley C. Hollen Age: 62	Vice Chairman and Trustee	Since December 2007	President and Chief Executive Officer, Co- Op Financial Services (credit union-owned electronic funds transfer network and processor) (June 2005-Present); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printing, payment systems, marketing and technology solution provider) (September 2002 to June 2005).	3	None

Gary Oakland Age: 59	Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-June 2012).	3	None

Eugene A. O’Rourke Age: 67	Trustee	Since December 2007	Managing Director, O’Rourke & Associates (executive search and human resources consulting firm) (2006-Present), Chief Executive Officer (1980-2006); Director, RSM McGladrey Consultants (accounting and consulting to credit unions) (1974-2010), Executive Managing Director (1980-2005).	3	None

Wendell A. Sebastian Age: 68	Trustee	Since 1989	Executive Director, National Credit Union Foundation (June 2010-Present); President and Chief Executive Officer, GTE Federal Credit Union (January 1998- December 2009).	3	None

[1]

The Portfolios’ Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-800-342-5828 or 1-800-237-5678.

[2]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.
[3]

Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.

[4]	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.
[5]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Trustees and Officers (unaudited) (continued)

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Officers of the Trust:

Charles W. Filson, 67 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	President	Since 1998	Director and President, Callahan Financial Services, Inc. (“CFS”) (November 2001-Present); Treasurer, CFS (October 1987-Present).

Jonathan K. Jeffreys, 33 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Vice President	Since 2008	Vice President, CFS (June 2001-Present).

Jay E. Johnson, 44 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Treasurer	Since 2008	Executive Vice President, CFS (December 2001-Present).

Mary Jo Reilly, 63 Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996	Secretary	Since 2008	Partner, Drinker Biddle & Reath LLP (law firm) (1998-Present).

Colleen Cummings, 40 BNY Mellon Investment Servicing (US) Inc. (“BNY”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNC”)) 4400 Computer Drive Westborough, MA 01581	Assistant Treasurer	Since 2008	Vice President and Senior Director, Fund Accounting and Administration, BNY (formerly PNC) (January 2008-Present); Vice President and Director, PNC (2004-2007); Manager, PNC (1998-2004).

Nigel Linssen, 38 BNY 760 Moore Road King of Prussia, PA 19406	Assistant Secretary	Since 2011	Vice President and Counsel, Regulatory Administration, BNY (February 2011-Present); Attorney, Montgomery, McCracken, Walker & Rhoads, LLP (2007-2009); Attorney, Corsell Law Group, Ltd. (2006-2007).

[1]	Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

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Trustees

James C. Barr, Chairman

Stanley Hollen, Vice Chairman

Robert M. Coen

Rudolf J. Hanley

Gary Oakland

Eugene A. O’Rourke

Wendell A. Sebastian

Officers

Charles W. Filson, President

Jonathan K. Jeffreys, Vice President

Jay E. Johnson, Treasurer

Mary Jo Reilly, Secretary

Salvatore Faia, JD, CPA, Chief Compliance Officer

Administrator

Callahan Credit Union Financial Services Limited Liability Limited Partnership

Investment Adviser

Goldman Sachs Asset Management, L.P., an affiliate of Goldman, Sachs & Co.

Administrative & Fund Accounting Agent/Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Distributor

Callahan Financial Services, Inc.

Independent Registered Public Accounting Firm

Tait,Weller & Baker LLP

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Eugene A. O’Rourke is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4 – Principal Accountant Fees and Services for the Trust for Credit Unions*: Table 1 – Items 4(a) – 4(d).

	2012	2011	Description of Services Rendered
Audit Fees	$ 79,000	$ 77,000	Financial statement audits

Audit-Related Fees	$ 0	$ 0

Tax Fees	$ 12,000	$ 12,000	Tax compliance services provided in connection with the preparation and review of the registrant’s tax returns

All Other Fees	$ 0	$ 0

Table 2 — Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions’ service affiliates** that were pre-approved by the Trust for Credit Unions’ Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered
Audit-Related Fees	$ 0	$ 0

Tax Fees	$ 0	$ 0

All Other Fees	$ 0	$ 0

*	Tait Weller & Baker LLP served as the registrant’s principal accountant for the fiscal years ended August 31, 2011 and August 31, 2012.

**

These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust for Credit Unions (“TCU”) sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU’s Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

100% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 100% of the non-audit services to the Trust for Credit Unions’ service affiliates listed in Table 2 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended August 31, 2012 and $0 for the fiscal year ended August 31, 2011.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to unitholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Trust for Credit Unions

By (Signature and Title)*	/s/ Charles W. Filson
Charles W. Filson, President (principal executive officer)

Date	November 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Charles W. Filson
Charles W. Filson, President (principal executive officer)

Date	November 1, 2012

By (Signature and Title)*	/s/ Jay Johnson
Jay Johnson, Treasurer (principal financial officer)

Date	November 1, 2012

* Print the name and title of each signing officer under his or her signature.